UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          April 25, 2024

Snap-on Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-07724	39-0622040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 80th Street,	Kenosha,	Wisconsin	53143-5656
(Address of Principal Executive Offices, and Zip Code)

(262) 656-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	SNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Snap-on Incorporated (the “Company”) held its 2024 Annual Meeting of Shareholders on April 25, 2024 (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s shareholders: (i) elected 10 members of the Company’s Board of Directors to each serve a one-year term ending at the Annual Meeting of Shareholders to be held in 2025 (the “2025 Annual Meeting”); (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for fiscal 2024; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2024 Annual Meeting (the “2024 Proxy Statement”). There were 52,838,375 shares of the Company’s common stock outstanding and eligible to vote as of the close of business on February 26, 2024, the record date for the 2024 Annual Meeting.
The directors elected to the Company’s Board of Directors for terms expiring at the 2025 Annual Meeting, and the number of votes cast for and against, as well as abstentions and broker non-votes with respect to, each individual, are set forth below:

Director	For	Against	Abstentions	Broker Non-Votes
David C. Adams	33,352,833	9,271,919	193,256	4,476,056
Karen L. Daniel	38,621,065	4,070,004	126,938	4,476,056
Ruth Ann M. Gillis	42,517,099	202,542	98,367	4,476,056
James P. Holden	36,973,647	5,741,533	102,828	4,476,056
Nathan J. Jones	40,025,646	2,679,272	113,089	4,476,056
Henry W. Knueppel	39,151,722	3,558,087	108,199	4,476,056
W. Dudley Lehman	38,836,787	3,877,290	103,931	4,476,056
Nicholas T. Pinchuk	38,443,165	4,262,579	112,264	4,476,056
Gregg M. Sherrill	40,734,423	1,971,738	111,847	4,476,056
Donald J. Stebbins	42,491,497	222,394	104,117	4,476,056
The proposal to ratify the Audit Committee’s selection of Deloitte as the Company’s independent registered public accounting firm for fiscal 2024 received the following votes:

Votes for approval:	42,722,753	Votes against:	4,477,738	Abstentions:	93,572
Broker non-votes:	0
The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the 2024 Proxy Statement, received the following votes:

Votes for approval:	39,699,132	Votes against:	2,961,442	Abstentions:	157,434
Broker non-votes:	4,476,056

* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: April 26, 2024	By:	/s/ Richard T. Miller
Richard T. Miller
Vice President, General Counsel and Secretary